TAXES - Deferred Tax Assets (Details) - USD ($)	Sep. 30, 2025	Mar. 31, 2025
Deferred tax assets:
Net operating loss carry-forwards	$ 94,932	$ 31,579
Allowance for doubtful accounts	140,154	108,798
Total	235,086	140,377
Total deferred tax assets	$ 235,086	$ 140,377